UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 13, 2004
                                                        -----------------

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

      000-25771                                         13-3951476
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(Commission File Number)                       (IRS Employer Identification No.)


  50 Rockefeller Plaza, New York, NY                                10020
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(Address of Principal Executive Offices)                          (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.   Other Events


On December 13, 2004, the registrant announced that its board of directors had declared a dividend in the amount of $.1902 per share to shareholders of record on December 31, 2004, payable on January 15, 2005.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index
-------------

Exhibit No.         Exhibit
-----------         -------
 99.1               Press  Release  dated  December  13,  2004   announcing  the
                    declaration of dividends to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED



                                  By:/s/  Gordon F. DuGan
                                     -------------------------------------------
                                     Gordon F. DuGan, Co-Chief Executive Officer


Date: December 13, 2004